UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2018

PENN NATIONAL GAMING, INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-24206	23-2234473
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

825 Berkshire Blvd., Suite 200

Wyomissing, PA 19610

(Address of principal executive offices)

Registrant’s telephone number, including area code: (610) 373-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                     Emerging growth company

☐                     If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Introductory Note.

On October 15, 2018 (the “Closing Date”), Penn National Gaming, Inc., a Pennsylvania corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) disclosing the completion of its acquisition of Pinnacle Entertainment, Inc., a Delaware corporation (“Pinnacle”), pursuant to an Agreement and Plan of Merger dated as of December 17, 2017, by and among Pinnacle, the Company and Franchise Merger Sub, a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”).  At the effective time of the Merger on October 15, 2018, Merger Sub merged with and into Pinnacle (the “Merger”), with Pinnacle surviving the Merger as a wholly owned subsidiary of the Company.

This Amendment No. 1 amends the Original Form 8-K to include the financial statements of Pinnacle and the pro forma financial information required by Item 9.01 of Form 8-K.

Item  9.01.                                     Financial Statements and Exhibits.

(a)  Financial Statements of the Businesses Acquired.

The audited consolidated financial statements of Pinnacle as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015 and the unaudited consolidated financial statements of Pinnacle as of and for the six months ended June 30, 2018 and 2017 are filed as Exhibits 99.1 and 99.2 and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated combined balance sheet of the Company as of June 30, 2018 and the unaudited pro forma condensed consolidated statement of combined operations for the fiscal year ended December 31, 2017 and for the six months ended June 30, 2018 (collectively, the “Unaudited Pro Forma Financial Statements”) are filed as Exhibit 99.3 hereto and incorporated herein by reference.  The Unaudited Pro Forma Financial Statements give effect to the Merger and related transactions.

(d) Exhibits.

The exhibit index set forth below is incorporated by reference in response to this Item 9.01.

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.
99.1

Audited Financial Statements of Pinnacle Entertainment, Inc. as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015 (incorporated by reference to Part I, Item 8 and Part IV, Item 15(a) of Pinnacle Entertainment, Inc.’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2017, filed on March 1, 2018) (File No. 001-37666).

99.2

Unaudited Financial Statements of Pinnacle Entertainment, Inc. as of and for the six months ended June 30, 2018 and 2017 (incorporated by reference to Part I, Item 1 of Pinnacle Entertainment, Inc.’s Quarterly Report on Form 10-Q for the Period Ended June 30, 2018, filed on August 7, 2018) (File No. 001-37666).

99.3

Unaudited Pro Forma Condensed Consolidated Balance Sheet of Penn National Gaming, Inc. as of June 30, 2018 and Unaudited Pro Forma Condensed Consolidated Statements of Income of Penn National Gaming, Inc. for the fiscal year ended December 31, 2017 and for the six months ended June 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Penn National Gaming, Inc.

Date: December 21, 2018	By:	/s/ William J. Fair
		Name:	William J. Fair
		Title:	Executive Vice President and Chief Financial Officer